                            SPECIAL POWER OF ATTORNEY                 EXHIBIT 25


     KNOW ALL MEN BY THESE PRESENTS: That I, Harold S. Eastman, have made, constituted and appointed, and by these presents do make, constitute and appoint either the Chairman of the Board or the President of TJ International, Inc., a Delaware corporation, my true and lawful attorney in my name, place and stead, and for my use and benefit as follows:

     - For the special purpose of signing the Company's Form 10-K for the fiscal year ended January 1, 1994 to be filed with the Securities and Exchange Commission on or before April 1, 1994, and

     - For the special purpose of signing all such Forms S-8 as the Company may be required to file pursuant to SEC regulations.

and to sign, seal, execute, deliver and acknowledge such instruments in writing of whatever kind and nature as may be necessary or proper in the premises.

     I HEREBY give and grant unto said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done, as fully to all intents and purposes as I might or could do if personally present, and hereby ratify and confirm all that said attorney shall lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 16th day of February, 1994.

                                        /s/ Harold S. Eastman
                                        ________________________________
STATE OF

County of

     On this 16th day of February, 1994, before me, the undersigned, a Notary Public in and for said State, personally appeared Harold S. Eastman, known to me to be the person whose name is subscribed to the foregoing and acknowledged to me that he executed the same.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        /s/ Patricia K. Stiburek
                                        ________________________________
                                        Notary Public for the State of
                                        Idaho
                                        Residing at Boise, Idaho

                            SPECIAL POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS: That I, Robert B. Findlay, have made, constituted and appointed, and by these presents do make, constitute and appoint either the Chairman of the Board or the President of TJ International, Inc., a Delaware corporation, my true and lawful attorney in my name, place and stead, and for my use and benefit as follows:

     - For the special purpose of signing the Company's Form 10-K for the fiscal year ended January 1, 1994 to be filed with the Securities and Exchange Commission on or before April 1, 1994, and

     - For the special purpose of signing all such Forms S-8 as the Company may be required to file pursuant to SEC regulations.

and to sign, seal, execute, deliver and acknowledge such instruments in writing of whatever kind and nature as may be necessary or proper in the premises.
     I HEREBY give and grant unto said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done, as fully to all intents and purposes as I might or could do if personally present, and hereby ratify and confirm all that said attorney shall lawfully do or cause to be done by virtue of these presents.
     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 16th day of February, 1994.

                                        /s/ Robert B. Findlay
                                        ________________________________

STATE OF

County of

     On this 16th day of February, 1994, before me, the undersigned, a Notary Public in and for said State, personally appeared Robert B. Findlay, known to me to be the person whose name is subscribed to the foregoing and acknowledged to me that he executed the same.
     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        /s/ Patricia K. Stiburek
                                        ________________________________
                                        Notary Public for the State of
                                        Idaho
                                        Residing at Boise, Idaho

                            SPECIAL POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS: That I, R. V. Hansberger, have made, constituted and appointed, and by these presents do make, constitute and appoint either the Chairman of the Board or the President of TJ International, Inc., a Delaware corporation, my true and lawful attorney in my name, place and stead, and for my use and benefit as follows:

     - For the special purpose of signing the Company's Form 10-K for the fiscal year ended January 1, 1994 to be filed with the Securities and Exchange Commission on or before April 1, 1994, and

     - For the special purpose of signing all such Forms S-8 as the Company may be required to file pursuant to SEC regulations.

and to sign, seal, execute, deliver and acknowledge such instruments in writing of whatever kind and nature as may be necessary or proper in the premises.
     I HEREBY give and grant unto said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done, as fully to all intents and purposes as I might or could do if personally present, and hereby ratify and confirm all that said attorney shall lawfully do or cause to be done by virtue of these presents.
     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of February, 1994.

                                        /s/ R. V. Hansberger
                                        ________________________________

STATE OF

County of

     On this 28th day of February, 1994, before me, the undersigned, a Notary Public in and for said State, personally appeared R. V. Hansberger, known to me to be the person whose name is subscribed to the foregoing and acknowledged to me that he executed the same.
     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        /s/ Patricia K. Stiburek
                                        ________________________________
                                        Notary Public for the State of
                                        Idaho
                                        Residing at Boise, Idaho

                            SPECIAL POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS: That I, Robert G. Linville, Jr., have made, constituted and appointed, and by these presents do make, constitute and appoint either the Chairman of the Board or the President of TJ International, Inc., a Delaware corporation, my true and lawful attorney in my name, place and stead, and for my use and benefit as follows:

     - For the special purpose of signing the Company's Form 10-K for the fiscal year ended January 1, 1994 to be filed with the Securities and Exchange Commission on or before April 1, 1994, and

     - For the special purpose of signing all such Forms S-8 as the Company may be required to file pursuant to SEC regulations.

and to sign, seal, execute, deliver and acknowledge such instruments in writing of whatever kind and nature as may be necessary or proper in the premises.
     I HEREBY give and grant unto said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done, as fully to all intents and purposes as I might or could do if personally present, and hereby ratify and confirm all that said attorney shall lawfully do or cause to be done by virtue of these presents.
     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 16th day of February, 1994.

                                        /s/ Robert G. Linville, Jr.
                                        ________________________________

STATE OF

County of

     On this 16th day of February, 1994, before me, the undersigned, a Notary Public in and for said State, personally appeared Robert G. Linville, Jr., known to me to be the person whose name is subscribed to the foregoing and acknowledged to me that he executed the same.
     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        /s/ Patricia K. Stiburek
                                        ________________________________
                                        Notary Public for the State of
                                        Idaho
                                        Residing at Boise, Idaho

                            SPECIAL POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS: That I, J. L. Scott, have made, constituted and appointed, and by these presents do make, constitute and appoint either the Chairman of the Board or the President of TJ International, Inc., a Delaware corporation, my true and lawful attorney in my name, place and stead, and for my use and benefit as follows:

     - For the special purpose of signing the Company's Form 10-K for the fiscal year ended January 1, 1994 to be filed with the Securities and Exchange Commission on or before April 1, 1994, and

     - For the special purpose of signing all such Forms S-8 as the Company may be required to file pursuant to SEC regulations.

and to sign, seal, execute, deliver and acknowledge such instruments in writing of whatever kind and nature as may be necessary or proper in the premises.
     I HEREBY give and grant unto said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done, as fully to all intents and purposes as I might or could do if personally present, and hereby ratify and confirm all that said attorney shall lawfully do or cause to be done by virtue of these presents.
     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 16th day of February, 1994.

                                        /s/ J. L. Scott
                                        ________________________________

STATE OF

County of

     On this 16th day of February, 1994, before me, the undersigned, a Notary Public in and for said State, personally appeared J. L. Scott, known to me to be the person whose name is subscribed to the foregoing and acknowledged to me that he executed the same.
     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        /s/ Patricia K. Stiburek
                                        ________________________________
                                        Notary Public for the State of
                                        Idaho
                                        Residing at Boise, Idaho

                            SPECIAL POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS: That I, Harold E. Thomas, have made, constituted and appointed, and by these presents do make, constitute and appoint either the Chairman of the Board or the President of TJ International, Inc., a Delaware corporation, my true and lawful attorney in my name, place and stead, and for my use and benefit as follows:

     - For the special purpose of signing the Company's Form 10-K for the fiscal year ended January 1, 1994 to be filed with the Securities and Exchange Commission on or before April 1, 1994, and

     - For the special purpose of signing all such Forms S-8 as the Company may be required to file pursuant to SEC regulations.

and to sign, seal, execute, deliver and acknowledge such instruments in writing of whatever kind and nature as may be necessary or proper in the premises.
     I HEREBY give and grant unto said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done, as fully to all intents and purposes as I might or could do if personally present, and hereby ratify and confirm all that said attorney shall lawfully do or cause to be done by virtue of these presents.
     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 16th day of February, 1994.

                                        /s/ Harold E. Thomas
                                        ________________________________

STATE OF

County of

     On this 16th day of February, 1994, before me, the undersigned, a Notary Public in and for said State, personally appeared Harold E. Thomas, known to me to be the person whose name is subscribed to the foregoing and acknowledged to me that he executed the same.
     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.
                                        /s/ Patricia K. Stiburek
                                        ________________________________
                                        Notary Public for the State of
                                        Idaho
                                        Residing at Boise, Idaho

                            SPECIAL POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS: That I, Arthur L. Troutner, have made, constituted and appointed, and by these presents do make, constitute and appoint either the Chairman of the Board or the President of TJ International, Inc., a Delaware corporation, my true and lawful attorney in my name, place and stead, and for my use and benefit as follows:

     - For the special purpose of signing the Company's Form 10-K for the fiscal year ended January 1, 1994 to be filed with the Securities and Exchange Commission on or before April 1, 1994, and

     - For the special purpose of signing all such Forms S-8 as the Company may be required to file pursuant to SEC regulations.

and to sign, seal, execute, deliver and acknowledge such instruments in writing of whatever kind and nature as may be necessary or proper in the premises.
     I HEREBY give and grant unto said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done, as fully to all intents and purposes as I might or could do if personally present, and hereby ratify and confirm all that said attorney shall lawfully do or cause to be done by virtue of these presents.
     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 16th day of February, 1994.

                                        /s/ Arthur L. Troutner
                                        ________________________________

STATE OF

County of

     On this 16th day of February, 1994, before me, the undersigned, a Notary Public in and for said State, personally appeared Arthur L. Troutner, known to me to be the person whose name is subscribed to the foregoing and acknowledged to me that he executed the same.
     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        /s/ Patricia K. Stiburek
                                        ________________________________
                                        Notary Public for the State of
                                        Idaho
                                        Residing at Boise, Idaho

                            SPECIAL POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS: That I, J. Robert Tullis, have made, constituted and appointed, and by these presents do make, constitute and appoint either the Chairman of the Board or the President of TJ International, Inc., a Delaware corporation, my true and lawful attorney in my name, place and stead, and for my use and benefit as follows:

     - For the special purpose of signing the Company's Form 10-K for the fiscal year ended January 1, 1994 to be filed with the Securities and Exchange Commission on or before April 1, 1994, and

     - For the special purpose of signing all such Forms S-8 as the Company may be required to file pursuant to SEC regulations.

and to sign, seal, execute, deliver and acknowledge such instruments in writing of whatever kind and nature as may be necessary or proper in the premises.
     I HEREBY give and grant unto said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done, as fully to all intents and purposes as I might or could do if personally present, and hereby ratify and confirm all that said attorney shall lawfully do or cause to be done by virtue of these presents.
     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 16th day of February, 1994.

                                        /s/ J. Robert Tullis
                                        ________________________________

STATE OF

County of

     On this 16th day of February, 1994, before me, the undersigned, a Notary Public in and for said State, personally appeared J. Robert Tullis, known to me to be the person whose name is subscribed to the foregoing and acknowledged to me that he executed the same.
     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        /s/ Patricia K. Stiburek
                                        ________________________________
                                        Notary Public for the State of
                                        Idaho
                                        Residing at Boise, Idaho

                            SPECIAL POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS: That I, Steven C. Wheelwright, have made, constituted and appointed, and by these presents do make, constitute and appoint either the Chairman of the Board or the President of TJ International, Inc., a Delaware corporation, my true and lawful attorney in my name, place and stead, and for my use and benefit as follows:

     - For the special purpose of signing the Company's Form 10-K for the fiscal year ended January 1, 1994 to be filed with the Securities and Exchange Commission on or before April 1, 1994, and

     - For the special purpose of signing all such Forms S-8 as the Company may be required to file pursuant to SEC regulations.

and to sign, seal, execute, deliver and acknowledge such instruments in writing of whatever kind and nature as may be necessary or proper in the premises.
     I HEREBY give and grant unto said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done, as fully to all intents and purposes as I might or could do if personally present, and hereby ratify and confirm all that said attorney shall lawfully do or cause to be done by virtue of these presents.
     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 16th day of February, 1994.

                                        /s/ Steven C. Wheelwright
                                        ________________________________

STATE OF

County of

     On this 16th day of February, 1994, before me, the undersigned, a Notary Public in and for said State, personally appeared Steven C. Wheelwright, known to me to be the person whose name is subscribed to the foregoing and acknowledged to me that he executed the same.
     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        /s/ Patricia K. Stiburek
                                        ________________________________
                                        Notary Public for the State of
                                        Idaho
                                        Residing at Boise, Idaho

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